MUTUAL FUND SERIES TRUST

MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

EXHIBIT A

SERIES OF THE TRUST

AS AMENDED November 11, 2019

Designated Series	Designated Classes for each Series
AlphaCentric Robotics and Automation Fund	Class A, C, I and T
AlphaCentric Income Opportunities Fund	Class A, C, I and T
AlphaCentric Premium Opportunity Fund	Class A, C, I and T
AlphaCentric Municipal Opportunities Fund	Class A, C, I and T
AlphaCentric Symmetry Strategy Fund	Class A, C and I
AlphaCentric LifeSci Healthcare Fund	Class A, C and I
AlphaCentric Energy Income Fund	Class A, C and I
Camelot Premium Return Fund	Class A, C and I
Camelot Excalibur Small Cap Income Fund	Class A, C and I
Catalyst Systematic Alpha Fund	Class A, C, I and T
Catalyst Hedged Futures Strategy Fund	Class A, C, I and T
Catalyst Insider Buying Fund	Class A, C, I and T
Catalyst Insider Income Fund	Class A, C, I and T
Catalyst Small-Cap Insider Buying Fund	Class A, C, I and T
Catalyst Dynamic Alpha Fund	Class A, C, I and T
Catalyst/CP World Equity Fund	Class A, C, I and T
Catalyst/CP Focus Large Cap Fund	Class A, C, I and T
Catalyst/CP Focus Mid Cap Fund	Class A, C, I and T
Catalyst Buyback Strategy Fund	Class A, C, I and T
Catalyst Growth of Income Fund	Class A, C, I and T
Catalyst/Exceed Defined Risk Fund	Class A, C, I and T
Catalyst/Exceed Defined Shield Fund	Class A, C, I and T
Catalyst/Lyons Tactical Allocation Fund	Class A, C, I and T
Catalyst/CIFC Floating Rate Income Fund	Class A, C, I and T
Catalyst/MAP Global Balanced Fund	Class A, C, I and T
Catalyst/MAP Global Equity Fund	Class A, C, I and T
Catalyst/SMH High Income Fund	Class A, C, I and T
Catalyst/SMH Total Return Income Fund	Class A, C, I and T
Catalyst/Stone Beach Income Opportunity Fund	Class A, C, I and T
Catalyst/Princeton Credit Opportunity Fund	Class A, C, I and T
Catalyst MLP & Infrastructure Fund	Class A, C, I and T

Catalyst Multi-Strategy Fund	Class A, C, I and T
Catalyst Enhanced Core Fund	Class A, C, I and T
Catalyst Hedged Commodity Strategy Fund	Class A, C, I and T
Catalyst/Millburn Hedge Strategy Fund	Class A, C, I and T
Catalyst Enhanced Income Strategy Fund	Class A, C, I and T
Catalyst/Teza Algorithmic Allocation Income Fund	Class A, C, I and T
Day Hagan Tactical Allocation Fund	Class A, C, I and T
Day Hagan Logix Tactical Dividend Fund	Class A, C, I and T
Empiric 2500 Fund	Class A and C
Eventide Gilead Fund	Class A, C, I, N and T
Eventide Healthcare and Life Sciences Fund	Class A, C, I, N and T
Eventide Multi-Asset Income Fund	Class A, C, I, N and T
Eventide Dividend Opportunities Fund	Class A, C, I, N and T
Eventide Limited-Term Bond Fund	Class A, C, I, N and T
JAG Large Cap Growth Fund	Class A, C, I and R